                                                                Exhibit 99.2


                      Structural and Collateral Term Sheet

                    Lehman Brothers Commercial Mortgage Trust
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C4

                                 $2,040,231,734
                                  (Approximate)
                              Offered Certificates




                                [GRAPHIC OMITTED]














                    % of Initial Pool by Cut-off Date Balance

                                 LEHMAN BROTHERS

                                  Page 1 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                    Lehman Brothers Commercial Mortgage Trust
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C4

Certain Offering Points

    - Newly Originated Collateral. The collateral consists of Mortgage Loans with a principal balance (as of the Cut-off Date for each Mortgage Loan occurring in November 1998) of approximately $2.04 billion. All the Mortgage Loans were originated by an affiliate of Lehman Brothers or its approved conduit originators.

    - Call Protection. 100% of the Mortgage Loans contain call protection provisions. As of the Cut-off Date, 100% of the Mortgage Loans provide for initial lockout period followed by i) defeasance; or
              ii) yield maintenance; iii) percentage penalty. The weighted average lockout and defeasance period for all loans is 9.99 years. The Mortgage Loans are generally prepayable without penalty between zero to three months from Mortgage Loan maturity or Anticipated Repayment Date ("ARD"), with a weighted average open period of 2 months.

    -    Weighted average lock-out and treasury defeasance of 9.99 years.

    -    No loan delinquent 30 days or more as of the Cut-off Date.

    -    $7,133,677 average loan balance as of the Cut-off Date.

    - $4,997,555 average loan balance for Conduit component of the mortgage pool as of the Cut-off Date.

    - 1.66x Weighted Average Debt Service Coverage Ratio ("DSCR") as of the Cut-off Date.

    -    65.52% Weighted Average Loan to Value ("LTV") as of the Cut-off Date.

    - PropertyType Diversification. 40.6% Retail (51.0% Anchored, 31.6% Regional Mall, and 17.4% Unanchored), 18.1% Multifamily (98.6% Conventional and 1.4% Manufactured Housing), 17.8% Hotel, 9.4% Office, 5.5% Office/Industrial, 3.9% Credit Tenant Lease ("CTL"), 3.3% Industrial/Warehouse, 0.8% Self Storage, 0.7% Health Care and 0.2% Other.

    - Geographic Distribution. The properties are distributed throughout 35 states and Puerto Rico. California (19.7%); Texas (11.5%); New York (10.4%); Illinois (9.4%); Florida (8.2%), all other states less than 4% each.

    - Monthly Investor Reporting. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificate holders.

    - Cash Flows will be Modeled on BLOOMBERG. (Except as otherwise indicated, percentages (%) represent the principal amount of loan or loans compared to aggregate pool balance, as of the Cut-off Date (the "Initial Pool Balance"); weighted averages are weighted using Cut-off Date principal balance; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.)


                                  Page 2 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

RATING AGENCIES:        Moody's and Standard & Poor's.

TRUSTEE:                LaSalle National Bank.

MASTER SERVICER:        TBA

SPECIAL SERVICER:       TBA

CLOSING DATE:           On or about November 25, 1998.

CUT-OFF DATE:           November 1, 1998 (or for loans with due dates other
                        than the first, their due date in November 1998).

PAYMENT: Pays on 15th of each month or, if such date is not a business day, then the following business day, commencing December 15, 1998.

THE CLASS X:            The  Class  X is  comprised  of  multiple
                        components, one relating to each class of Sequential Pay Certificates.

OPTIONAL CALL:          1% Clean-up Call.

MORTGAGE LOANS:         The mortgage loans were originated by an
                        affiliate of Lehman Brothers, or its approved conduit originators. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon
                        ("WAC") of 6.8% and a weighted average maturity
                        ("WAM") of 122 months (assuming that the ARD loans mature on their ARD date). See the Collateral
                        Overview Tables at the end of this memo for more
                        Mortgage Loan details.


CREDIT ENHANCEMENT:     Credit  enhancement  for each class of Certificates
                        will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.


APPRAISAL REDUCTIONS:   With respect to certain specially  serviced
                        Mortgage Loans as to which an appraisal is required
                        (including any Mortgage Loan that becomes 90 days delinquent), an Appraisal Reduction Amount may be created, in the amount, if any, by which the Stated Principal Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed
                        P&I advances and certain other items, exceeds 90% of the appraised value of the related Mortgaged
                        Property. The Appraisal Reduction Amount will reduce proportionately the amount of any P&I
                        Advance for such loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The Appraisal Reduction Amount will be reduced to zero as of the date the related
                        Mortgage Loan has been brought current for twelve months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:

                    Classes                             Minimum               Increments               Delivery
                                                      Denomination            Thereafter
-----------------------------------------------------------------------------------------------------------------
           Investment Grade Classes                     $25,000                   $1                     DTC
-----------------------------------------------------------------------------------------------------------------
                       X                               $1,000,000                 $1                     DTC



                                  Page 3 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

PREPAYMENT PREMIUMS*

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   Prepayment       12/98    12/99     12/00     12/01    12/02     12/03     12/04    12/05     12/06     12/07    12/08     12/09
     Premium
------------------------------------------------------------------------------------------------------------------------------------
 Lock-out / Def.   100.0%    100.0%    99.7%     99.5%     98.3%    98.2%     97.9%    98.2%     98.2%     96.4%     94.8%     94.6%
------------------------------------------------------------------------------------------------------------------------------------
       YM           0.0%      0.0%     0.3%       0.3%      1.5%     1.6%      1.6%     1.7%      1.7%      1.5%      5.2%      5.4%
------------------------------------------------------------------------------------------------------------------------------------
   Sub Total:      100.0%    100.0%   100.0%     99.8%     99.8%    99.8%     99.5%    99.9%     99.9%     97.9%    100.0%    100.0%
------------------------------------------------------------------------------------------------------------------------------------
       5%                                         0.2%
------------------------------------------------------------------------------------------------------------------------------------
       4%                                                  0.2%
------------------------------------------------------------------------------------------------------------------------------------
       3%                                                            0.2%      0.1%     0.1%
------------------------------------------------------------------------------------------------------------------------------------
       2%                                                                      0.2%               0.1%
------------------------------------------------------------------------------------------------------------------------------------
       1%                                                                                                   0.1%
------------------------------------------------------------------------------------------------------------------------------------
      Open                                                                     0.2%                         2.0%
------------------------------------------------------------------------------------------------------------------------------------
     Total:        100.0%    100.0%   100.0%    100.0%    100.0%   100.0%    100.0%   100.0%    100.0%    100.0%    100.0%    100.0%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


----------
* % represents % of then outstanding balance as of the date shown utilizing Cut-off Date balances.

OPEN PREPAYMENT PERIOD AT END OF LOAN (i.e. Prior to Maturity Date or ARD, as applicable):


             -------------------------------------------------------
             -------------------------------------------------------
              Open Period a End    Number of Loans     % of Initial
                 Of Loan*                               Pool Balance
             -------------------------------------------------------
             -------------------------------------------------------
                 None                  40                   33.73%
             -------------------------------------------------------
                 1 Month               17                   10.00%
             -------------------------------------------------------
                 2 Month                1                    0.25%
             -------------------------------------------------------
                 3 Month              199                   47.87%
             -------------------------------------------------------
                 4 Month                7                    2.10%
             -------------------------------------------------------
                 5 Month                1                    0.16%
             -------------------------------------------------------
                 6 Month               21                    5.88%
             -------------------------------------------------------
                 Total:               286                  100.00%
             -------------------------------------------------------
             -------------------------------------------------------


----------
           * Weighted average open period at end of loan is 2 months.



                                  Page 4 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

CREDIT TENANT LEASE LOANS:
                        Credit Tenant Lease Loans are secured by mortgages on properties which are leased (each a "Credit Tenant Lease"), to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) the rating indicated in the following table. Scheduled monthly rent payments under the Credit Tenant Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease Loans.

                        The Credit Tenant Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                             (i) the Tenant is obligated to continue making payments;
                             (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on the related Credit Tenant Lease Loan; or
                             (iii) the Trustee on behalf of the Certificate
                                   holders will have the benefit of certain non-cancelable credit lease enhancement policies obtained to cover certain casualty and/or condemnation risks.

                        Approximately 3.9% of the Mortgage Loans are Credit Tenant Lease Loans.

CREDIT TENANT LEASE LOANS:


---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
             Tenant / Guarantor                Number of        Cut-off Date             Lease            CreditRating
                                                 Loans          Balance ($)             Type(1)           (Moody's/S&P)
---------------------------------------------------------------------------------------------------------------------------
      Kmart                                        3            $11,834,934               NNN               Ba2 / BB
---------------------------------------------------------------------------------------------------------------------------
      Food Lion                                    2            $11,595,033               NNN                A3 / A-
---------------------------------------------------------------------------------------------------------------------------
      Garden Ridge                                 1            $10,377,575               NNN               N/A / N/A
---------------------------------------------------------------------------------------------------------------------------
      Walgreens                                    3             $9,705,019                NN               Aa3 / A+
---------------------------------------------------------------------------------------------------------------------------
      CVS                                          6             $9,658,555                NN                A3 / A-
---------------------------------------------------------------------------------------------------------------------------
      Eckerd(2)                                    3             $7,975,014               NNN                A2 / A
---------------------------------------------------------------------------------------------------------------------------
      Rite Aid                                     3             $5,560,672                NN              Baa1 / BBB+
---------------------------------------------------------------------------------------------------------------------------
      Bell Atlantic                                1             $4,132,482                B                Aa2 / AAA
---------------------------------------------------------------------------------------------------------------------------
      Staples                                      1             $2,640,770               NNN              Baa2 / BBB-
---------------------------------------------------------------------------------------------------------------------------
      Revco                                        1             $2,440,922                NN                A3 / A-
---------------------------------------------------------------------------------------------------------------------------
      Southland (7-11)                             1             $1,462,648                NN               Ba1 / BB+
---------------------------------------------------------------------------------------------------------------------------
      IHOP                                         1             $1,375,000               NNN               N/A / N/A
---------------------------------------------------------------------------------------------------------------------------
      Total:                                       26           $78,758,624                --                  --
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


----------
Unless otherwise indicated, such ratings were the highest rating assigned to the applicable tenant or guarantor, as applicable, by Moody's and Standard & Poor's, respectively. See "Description of the Mortgage Pool-Credit Tenant Lease Loans" in the Prospectus Supplement.

(1) "NNN" means triple net lease; "NN" means double net lease; "B" means bond type lease.

(2) Based upon the rating of Eckerd's parent, J.C. Penney Corporation, although it has made no explicit guaranty of Eckerd's obligations.


                                  Page 5 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

AFFILIATED BORROWER CONCENTRATIONS:

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                       Sponsor Name                              Number of Loans        % of Initial Pool Balance
---------------------------------------------------------------------------------------------------------------------
Omni Hotels / TRT Holding Inc.                                          1                           12.22%
---------------------------------------------------------------------------------------------------------------------
Simon Property Group, The Mills Corporation, Kan Am                     1                            7.11%
---------------------------------------------------------------------------------------------------------------------
Arden Realty                                                            1                            5.45%
---------------------------------------------------------------------------------------------------------------------
The Macerich Company                                                    1                            3.38%
---------------------------------------------------------------------------------------------------------------------
The Rouse Company                                                       1                            3.09%
---------------------------------------------------------------------------------------------------------------------
Inland Real Estate Company                                              1                            2.68%
---------------------------------------------------------------------------------------------------------------------
Totals:                                                                 6                           33.93%
---------------------------------------------------------------------------------------------------------------------


----------
*No other borrower concentration equals or exceeds 2.50%.


RESERVES:

The below table relates only to "conduit" loans and excludes all CTL loans as well as the Large Loans.


---------------------------------------------------------------------------------------------------------------
                                                % of Conduit Loans w/Annual Escrows         Annual Deposit ($)
---------------------------------------------------------------------------------------------------------------
Replacement Reserves                                          95.60%                             $6,900,000
---------------------------------------------------------------------------------------------------------------
Taxes                                                         89.56%                            $16,200,000
---------------------------------------------------------------------------------------------------------------
Insurance                                                     83.90%                             $2,900,000
---------------------------------------------------------------------------------------------------------------
T1 & LC (Retail)                                              65.80%                             $2,600,000
---------------------------------------------------------------------------------------------------------------
TI & LC (Office)                                              89.65%                             $2,200,000
---------------------------------------------------------------------------------------------------------------
TI & LC (Industrial/Warehouse)                                78.56%                               $500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


CASH MANAGEMENT:

The below table relates to all Mortgage Loans.

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Hard Lockbox                                                               10.9%
---------------------------------------------------------------------------------------------------------------
Springing Lockbox                                                          85.7%
---------------------------------------------------------------------------------------------------------------
N/A                                                                        3.4%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


ANTICIPATED REPAYMENT DATE LOANS:
                        Mortgage Loans representing 34.91% of the Initial Pool Balance provided that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date") set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the Mortgaged Property (as determined in the related Mortgage) to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no Prepayment Premiums or Yield Maintenance Charges will be due in connection with any principal prepayment on or after the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and treated like balloon loans that mature on the ARD.


                                  Page 6 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LARGE LOANS:  There are 6 loans with a Cut-off Date principal balance in excess of $692mm. The following table provides a summary of 6 largest loans (the "Large Loans").

Large Loan Mortgage Loan Summary:


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      Mortgage            Property          # of       Cut-off Date     Coupon       Original     Amortization    DSCR(1)      LTV
        Loan                Type         Properties      Balance                       Term           Term
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   Omni / TRT               Hotel            5          $249,347,355     6.25%         120            300          2.35x      49.89%
-----------------------------------------------------------------------------------------------------------------------------------
   Ontario Mills          Regional           1          $145,000,000     6.75%         120            360          1.68x      58.00%
                            Mall
-----------------------------------------------------------------------------------------------------------------------------------
   Arden                   Office/           12         $111,200,000     6.61%         118        57 I/O / 300     2.35x      47.32%
                         Industrial
-----------------------------------------------------------------------------------------------------------------------------------
   Fresno Fashion         Regional           1           $69,000,000     6.52%         120            360          1.74x      60.69%
   Fair Mall                Mall
-----------------------------------------------------------------------------------------------------------------------------------
   Bayside                 Retail            1           $62,946,677     5.92%         121            360          1.80x      54.26%
-----------------------------------------------------------------------------------------------------------------------------------
   Inland                  Retail            12          $54,600,000     6.36%         120            I/O          2.74x      51.51%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
       Total /               --              32        $692,094,032      6.42%         120             --          2.13x      52.78%
   Weighted Ave.:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


----------
(1) DSCR shown is based upon the required debt service payments during the loan's IO period.

Omni / TRT:

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Cut-Off Date Balance:     $249,347,355
---------------------------------------------------------------------------------------------------------------
Coupon:                   6.25%
---------------------------------------------------------------------------------------------------------------
Term/Am:                  120/300
---------------------------------------------------------------------------------------------------------------
Sponsor:                  TRT Holding Inc. / Omni Hotels
---------------------------------------------------------------------------------------------------------------
Properties:               5 Full Service Omni Hotels
---------------------------------------------------------------------------------------------------------------
Size:                     1,858 rooms
---------------------------------------------------------------------------------------------------------------
Locations:                IL, NY, TX
---------------------------------------------------------------------------------------------------------------
Appraised Value:          $499,800,000
---------------------------------------------------------------------------------------------------------------
LTV:                      49.89%
---------------------------------------------------------------------------------------------------------------
DSCR:                     2.35x
---------------------------------------------------------------------------------------------------------------
Lockbox:                  Springing, if DSCR falls below 1.50x
---------------------------------------------------------------------------------------------------------------
Reserves:                 Ongoing taxes, insurance, and 3.5% FF&E with a letter of credit for one additional month of reserve
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------



                                  Page 7 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Ontario Mills:


---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Cut-Off Date Balance:          $145,000,000
---------------------------------------------------------------------------------------------------------------
Coupon:                        6.75%
---------------------------------------------------------------------------------------------------------------
Term/Am:                       120/360
---------------------------------------------------------------------------------------------------------------
Sponsor:                       Simon Property Group, The Mills Corporation, Kan Am
---------------------------------------------------------------------------------------------------------------
Anchors:                       AMC Entertainment, J.C. Penney, Sports Authority, Burlington Coat Factory
---------------------------------------------------------------------------------------------------------------
Property:                      Super Regional Mall located in Ontario, California
---------------------------------------------------------------------------------------------------------------
Size:                          1,200,623 SF
---------------------------------------------------------------------------------------------------------------
Location:                      Ontario, CA
---------------------------------------------------------------------------------------------------------------
Appraised Value:               $250,000,000
---------------------------------------------------------------------------------------------------------------
LTV:                           58.00%
---------------------------------------------------------------------------------------------------------------
DSCR:                          1.68x
---------------------------------------------------------------------------------------------------------------
Lockbox:                       Springing, If DSCR falls below 1.25x
---------------------------------------------------------------------------------------------------------------
Reserves:                      Ongoing taxes and insurance reserves
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


Arden:


---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Cut-Off Date Balance:          $111,200,000
---------------------------------------------------------------------------------------------------------------
Coupon:                        6.61%
---------------------------------------------------------------------------------------------------------------
Term/Am:                       118 / 57 I/O/300
---------------------------------------------------------------------------------------------------------------
Sponsor:                       Arden Realty, Inc.
---------------------------------------------------------------------------------------------------------------
Properties:                    12 suburban office and R&D industrial properties
---------------------------------------------------------------------------------------------------------------
Size:                          2,239,948 SF
---------------------------------------------------------------------------------------------------------------
Location:                      CA
---------------------------------------------------------------------------------------------------------------
Value:                         $235,000,000 based upon 9.0% cap rate on Lehman Underwritten NOI
---------------------------------------------------------------------------------------------------------------
LTV:                           47.32%
---------------------------------------------------------------------------------------------------------------
DSCR:                          2.35x
---------------------------------------------------------------------------------------------------------------
Lockbox:                       Springing, if DSCR falls below 1.50x
---------------------------------------------------------------------------------------------------------------
Reserves:                      Ongoing taxes, insurance, and $3,270,000 in tenant improvements and leasing commissions reserve.
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


Fresno Fashion Fair Mall:


---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Cut-Off Date Balance:          $69,000,000
---------------------------------------------------------------------------------------------------------------
Coupon:                        6.52%
---------------------------------------------------------------------------------------------------------------
Term/Am:                       120/360
---------------------------------------------------------------------------------------------------------------
Sponsor:                       The Macerich Company
---------------------------------------------------------------------------------------------------------------
Anchors:                       Macy's, J.C. Penney, Gottschalk's
---------------------------------------------------------------------------------------------------------------
Property:                      Regional Mall located in Fresno, California
---------------------------------------------------------------------------------------------------------------
Size:                          881,413 SF
---------------------------------------------------------------------------------------------------------------
Location:                      Fresno, CA
---------------------------------------------------------------------------------------------------------------
Value:                         $113,693,000 based upon 8.5% cap rate on Lehman Underwritten NOI
---------------------------------------------------------------------------------------------------------------
LTV:                           60.69%
---------------------------------------------------------------------------------------------------------------
DSCR:                          1.74x
---------------------------------------------------------------------------------------------------------------
Lockbox:                       Springing, if DSCR falls below 1.35x
---------------------------------------------------------------------------------------------------------------
Reserves:                      Taxes and insurance if lockbox triggered
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


                                  Page 8 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Bayside:


---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Cut-Off Date Balance:          $62,946,677
---------------------------------------------------------------------------------------------------------------
Coupon:                        5.92%
---------------------------------------------------------------------------------------------------------------
Term/Am:                       121/360
---------------------------------------------------------------------------------------------------------------
Sponsor:                       The Rouse Company
---------------------------------------------------------------------------------------------------------------
Anchors:                       Hard Rock Cafe. The Limited, Warner Brothers Store
---------------------------------------------------------------------------------------------------------------
Property:                      Festival Marketplace located in Miami, Florida
---------------------------------------------------------------------------------------------------------------
Size:                          1,196,551 SF
---------------------------------------------------------------------------------------------------------------
Location:                      Miami, FL
---------------------------------------------------------------------------------------------------------------
Appraised Value:               $116,000,000
---------------------------------------------------------------------------------------------------------------
LTV:                           54.26%
---------------------------------------------------------------------------------------------------------------
DSCR:                          1.80x
---------------------------------------------------------------------------------------------------------------
Lockbox                        Hard
---------------------------------------------------------------------------------------------------------------
Reserves:                      Ongoing taxes, insurance, replacement reserves, tenant improvements, and leasing commissions.
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


Inland:


---------------------------------------------------------------------------------------------------------------
Cut-Off Date Balance:          $54,600,000
---------------------------------------------------------------------------------------------------------------
Coupon:                        6.36%
---------------------------------------------------------------------------------------------------------------
Term:                          120/IO
---------------------------------------------------------------------------------------------------------------
Sponsor:                       Inland Real Estate Company
---------------------------------------------------------------------------------------------------------------
Anchors:                       WalMart, The Gap, Dominick's, Pier One
---------------------------------------------------------------------------------------------------------------
Properties:                    12 Community Shopping Centers
---------------------------------------------------------------------------------------------------------------
Size:                          1,196,551 SF
---------------------------------------------------------------------------------------------------------------
Location:                      IL, MN, IN, WI
---------------------------------------------------------------------------------------------------------------
Appraised Value:               $105,995,000
---------------------------------------------------------------------------------------------------------------
LTV:                           51.51%
---------------------------------------------------------------------------------------------------------------
DSCR:                          2.74x
---------------------------------------------------------------------------------------------------------------
Lockbox                        Springing, If DSCR falls below 1.50x
---------------------------------------------------------------------------------------------------------------
Reserves:                      Ongoing taxes.  Tenant improvements and leasing commissions if lockbox triggered
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


                                  Page 9 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

DETAILED MONTHLY INVESTOR REPORTING:
                        Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificate holders through the Trustee. The following is a list of all the reports that will be available to Certificate holders:


                     Name of Report                                 Description (information provided)
    -------------------------------------------------------------------------------------------------------------
    1      Remittance Report                        Principal and interest distributions, principal balances
    -------------------------------------------------------------------------------------------------------------
    2      Mortgage Loan Status Report              Portfolio stratifications
    -------------------------------------------------------------------------------------------------------------
    3      Comparative Financial Status Report      Revenue, NOI, DSCR to the extent available
    -------------------------------------------------------------------------------------------------------------
    4      Delinquent Loan Status Report            Listing of delinquent mortgage loans
    -------------------------------------------------------------------------------------------------------------
    5      Historical Loan Modification Report      Information on modified mortgage loans
    -------------------------------------------------------------------------------------------------------------
    6      Historical Loss Estimate Report          Liquidation proceeds, expenses, and realized losses
    -------------------------------------------------------------------------------------------------------------
    7      REO Status Report                        NOI and value of REO
    -------------------------------------------------------------------------------------------------------------
    8      Watch List                               Listing of loans in jeopardy of becoming Specially Serviced
    -------------------------------------------------------------------------------------------------------------
    9      Loan Payoff Notification Report          Listing of loans where borrower has requested a pay-off
                                                    statement


ADVANCING:              The Master Servicer will be obligated to make advances
                        of scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal
                        Reduction Amounts) and certain servicing expenses
                        ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related loan. If the Master Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

CONTROLLING             CLASS: A majority of Certificate holders of the
                        Controlling Class, which will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class will, subject to certain limitations, be entitled to replace the Special Servicer.

SPECIAL SERVICER        The Pooling and Servicing Agreement will generally
FLEXIBILITY:            permit the Special Servicer to modify, waive or amend
                        any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard, that it is appropriate to do so and (b) among other things, such modification, waiver or amendment will not, subject to certain exceptions:

                             (i) affect the amount or timing of any scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges) payable under the Mortgage Loan;
                             (ii) affect the obligation of the related borrower to pay a Prepayment Premium or Yield Maintenance Charge or permit a principal prepayment during the applicable Lockout Period;
                             (iii) except as expressly provided by the related
                                   Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment, or;
                             (iv) in the judgment of the Special Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

                                  Page 10 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                 AGGREGATE POOL


        GENERAL CHARACTERISTICS
-------------------------------------------------------
-------------------------------------------------------
      Characteristics
-------------------------------------------------------
-------------------------------------------------------
    Cut-Off Date Balance         $2,040,231,734
-------------------------------------------------------
       Number of Loans                286
-------------------------------------------------------
          Gross WAC                  6.84%
-------------------------------------------------------
        Original WAM               124 months
-------------------------------------------------------
        Remaining WAM              122 months
-------------------------------------------------------
      Avg. Loan Balance            $7,133,677
-------------------------------------------------------
          WA DSCR*                   1.66x
-------------------------------------------------------
 WA Cut-off Date LTV Ratio*          65.52%
-------------------------------------------------------
    Balloon or ARD Loans             97.75%
-------------------------------------------------------
-------------------------------------------------------


----------
*   Excluding CTL loans


                PROPERTY TYPES
-------------------------------------------------------
       Property           % of Initial Pool
        Types                  Balance
-------------------------------------------------------
        Retail                  40.6%
-------------------------------------------------------
     Multifamily                18.1%
-------------------------------------------------------
        Hotel                   17.8%
-------------------------------------------------------
        Office                   9.4%
-------------------------------------------------------
  Office/Industrial              5.5%
-------------------------------------------------------
         CTL                     3.9%
-------------------------------------------------------
 Industrial/Warehouse            3.3%
-------------------------------------------------------
     Self Storage                0.8%
-------------------------------------------------------
     Health Care                 0.7%
-------------------------------------------------------
        Other                    0.2%
-------------------------------------------------------
        Total:                 100.0%
-------------------------------------------------------


----------
*   Includes Manufactured Housing


                          DEAL SUMMARY BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Property Type        # of      Aggregate          % of         Average      Gross    Rem.      WA        WA        WA      Balloon
                      Loans    Cut-off Date    Initial Pool  Cut-off Date     WAC     WAM      LTV     DSCR(1)   Occupancy     %
                               Balance ($)       Balance      Balance ($)     (%)    (mos)   Ratio(1)           Rate(%)(2)
------------------------------------------------------------------------------------------------------------------------------------
Retail                 109      $827,367,408       40.6%        $7,590,527    6.84%    124     65.91%    1.61x     96.83%     40.06%
------------------------------------------------------------------------------------------------------------------------------------
  Anchored              56      $422,149,182       20.7%        $7,538,378    6.82%    127     67.37%    1.64x     96.53%     20.69%
------------------------------------------------------------------------------------------------------------------------------------
  Unanchored            50      $143,574,532        7.0%        $2,871,491    7.13%    138     71.71%    1.43x     95.51%     6.55%
------------------------------------------------------------------------------------------------------------------------------------
  Regional Mall          3      $261,643,694       12.8%       $87,214,565    6.70%    112     60.37%    1.66x     98.05%     12.82%
------------------------------------------------------------------------------------------------------------------------------------
Multifamily             67      $368,421,857       18.1%        $5,498,834    6.89%    109     75.28%    1.39x     94.23%     18.06%
------------------------------------------------------------------------------------------------------------------------------------
  Conventional          64      $363,314,293       17.8%        $5,676,786    6.89%    109     75.26%    1.39x     94.28%     17.81%
------------------------------------------------------------------------------------------------------------------------------------
  Manufactured Housing   3        $5,107,564        0.3%        $1,702,521    7.11%    118     76.12%    1.32x     90.87%     0.25%
------------------------------------------------------------------------------------------------------------------------------------
Hotel                   16      $362,572,302       17.8%       $22,660,769    6.60%    118     54.88%    2.09x       N/A      17.60%
------------------------------------------------------------------------------------------------------------------------------------
  Full Service           4      $276,807,731       13.6%       $69,201,933    6.32%    118     50.81%    2.27x       N/A      13.57%
------------------------------------------------------------------------------------------------------------------------------------
  Limited Service       12       $85,764,571        4.2%        $7,147,048    7.48%    116     67.99%    1.51x       N/A      4.04%
------------------------------------------------------------------------------------------------------------------------------------
Office                  44      $191,679,298        9.4%        $4,356,348    7.13%    108     72.60%    1.36x     96.50%     9.39%
------------------------------------------------------------------------------------------------------------------------------------
Office/Industrial        1      $111,200,000        5.5%      $111,200,000    6.61%    114     47.32%    2.35x     93.99%     5.45%
------------------------------------------------------------------------------------------------------------------------------------
CTL                     26       $78,758,624        3.9%        $3,029,178    7.15%    228      N/A       N/A      100.00%    2.40%
------------------------------------------------------------------------------------------------------------------------------------
Industrial/Warehouse    16       $67,464,779        3.3%        $4,216,549    7.09%    108     72.41%    1.37x     96.00%     3.18%
------------------------------------------------------------------------------------------------------------------------------------
Self Storage             5       $15,393,022        0.8%        $3,078,604    7.13%    134     69.23%    1.51x     95.55%     0.75%
------------------------------------------------------------------------------------------------------------------------------------
Health Care              1       $14,138,000        0.7%       $14,138,000    7.15%    116     74.8%     1.37x     90.80%     0.69%
------------------------------------------------------------------------------------------------------------------------------------
  Assisted Living        1       $14,138,000        0.7%       $14,138,000    7.15%    116     74.80%    1.37x     90.80%     0.69%
------------------------------------------------------------------------------------------------------------------------------------
Other                    1        $3,236,444        0.2%        $3,236,444    7.26%    116     51.37%    1.49x     94.07%     0.16%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total/Avg/             286    $2,040,231,734      100.0%        $7,133,677    6.84%    122     65.52%    1.66x     96.08%     97.75%
Min/Max Wtd.Avg:
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


----------
(1) Excludes credit tenant lease properties.
(2) Excludes hotels.

                                  Page 11 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                 AGGREGATE POOL

                       LOAN SIZE DISTRIBUTION
---------------------------------------------------------------------
---------------------------------------------------------------------
          Balance Ranges                   # of         % of Initial
                ($)                       Loans         Pool Balance
---------------------------------------------------------------------
         0.01 - 2,000,000                   68              4.95%
---------------------------------------------------------------------
    2,000,000.01 - 4,000,000.00            110             15.69%
---------------------------------------------------------------------
    4,000,000.01 - 6,000,000.00             48             11.87%
---------------------------------------------------------------------
    6,000,000.01 - 8,000,000.00             18              6.20%
---------------------------------------------------------------------
   8,000,000.01 - 10,000,000.00             10              4.32%
---------------------------------------------------------------------
   10,000,000.01 - 15,000,000.00            14              8.51%
---------------------------------------------------------------------
   15,000,000.01 - 20,000,000.00            7               5.97%
---------------------------------------------------------------------
   20,000,000.01 - 30,000,000.00            2               2.47%
---------------------------------------------------------------------
   30,000,000.01 - 40,000,000.00            1               1.51%
---------------------------------------------------------------------
   40,000,000.01 - 50,000,000.00            2               4.58%
---------------------------------------------------------------------
   50,000,000.01 - 60,000,000.00            1               2.68%
---------------------------------------------------------------------
   60,000,000.01 - 70,000,000.00            2               6.47%
---------------------------------------------------------------------
  110,000,000.01 - 112,000,000.00           1               5.45%
---------------------------------------------------------------------
  144,000,000.01 - 248,000,000.00           1               7.11%
---------------------------------------------------------------------
  248,000,000.01 Greater than or Equal      1              12.22%
---------------------------------------------------------------------
---------------------------------------------------------------------
              Total:                       286             100.00%
---------------------------------------------------------------------
---------------------------------------------------------------------



Minimum Cut-off Date Balance:                $598,212
Maximum Cut-off Date Balance:            $249,347,355
Average Cut-off Date Balance:              $7,133,677



             GROSS RATE DISTRIBUTION
-------------------------------------------------
-------------------------------------------------
       Gross Rate             % of Initial
          (%)                 Pool Balance
-------------------------------------------------
     5.751 - 6.000                3.17%
-------------------------------------------------
     6.001 - 6.250               12.62%
-------------------------------------------------
     6.251 - 6.500                4.44%
-------------------------------------------------
     6.501 - 6.750               22.75%
-------------------------------------------------
     6.751 - 7.000               21.37%
-------------------------------------------------
     7.001 - 7.250               23.69%
-------------------------------------------------
     7.251 - 7.500                6.02%
-------------------------------------------------
     7.501 - 7.750                2.70%
-------------------------------------------------
     7.751 - 8.000                2.38%
-------------------------------------------------
     8.001 - 8.250                0.36%
-------------------------------------------------
     8.751 - 9.000                0.51%
-------------------------------------------------
-------------------------------------------------
         Total:                 100.00%
-------------------------------------------------
-------------------------------------------------



Minimum Rate:             5.920%
Maximum Rate:             8.940%
WAC:                      6.844%


                                  Page 12 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                 AGGREGATE POOL


             MATURITY YEARS(1)
---------------------------------------------
---------------------------------------------
       Months          % of Initial
                       Pool Balance
---------------------------------------------
      49 - 60              2.78%
---------------------------------------------
      73 - 84              8.88%
---------------------------------------------
      97 - 108             0.82%
---------------------------------------------
     109 - 120            78.39%
---------------------------------------------
     133 - 144             0.20%
---------------------------------------------
     169 - 180             3.21%
---------------------------------------------
     181 - 192             0.04%
---------------------------------------------
     205 - 216             0.57%
---------------------------------------------
     229 - 240             4.80%
---------------------------------------------
     289 - 300             0.32%
---------------------------------------------
---------------------------------------------
      Total:             100.00%
---------------------------------------------
---------------------------------------------


----------
(1) Assumes ARD Loans payoff on their Anticipated

    Repayment Date


Minimum Remaining                57
Term to Maturity:
Maximum Remaining                298
Term to Maturity:
Weighted Average                 122
Remaining Term to Maturity:



         REMAINING AMORTIZATION TERM(1)
---------------------------------------------
       Months          % of Initial
                       Pool Balance
---------------------------------------------
       I/O                2.68%
---------------------------------------------
    169 - 180             0.56%
---------------------------------------------
    181 - 192             0.04%
---------------------------------------------
    193 - 204             0.20%
---------------------------------------------
    217 - 228             0.13%
---------------------------------------------
    229 - 240             2.67%
---------------------------------------------
    253 - 264             0.06%
---------------------------------------------
    265 - 276             0.17%
---------------------------------------------
    277 - 288             0.93%
---------------------------------------------
    289 - 300            30.99%
---------------------------------------------
    313 - 324             0.35%
---------------------------------------------
    325 - 336             0.20%
---------------------------------------------
    337 - 348             0.82%
---------------------------------------------
    349 - 360            60.21%
---------------------------------------------
---------------------------------------------
     Total:             100.00%
---------------------------------------------
---------------------------------------------


(1) Assumes ARD Loans payoff on their Anticipated
    Repayment Date
(2) Excludes interest only loans


  Minimum  Remaining             176
  Amortization  Term: (2)
  Maximum  Remaining             360
  Amortization Term:(2)
  Weighted Ave. Remaining.       333
  Amortization Term:(2)



                                  Page 13 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                 AGGREGATE POOL


---------------------------------------------
---------------------------------------------
    DEBT SERVICE COVERAGE RATIOS (DSCR)(1)
---------------------------------------------
     Cut-off Date         % of Initial
    DSCR Ranges (x)       Pool Balance
---------------------------------------------
     1.16 - 1.20             0.50%
---------------------------------------------
     1.21 - 1.25             1.44%
---------------------------------------------
     1.26 - 1.30             8.95%
---------------------------------------------
     1.31 - 1.35            16.34%
---------------------------------------------
     1.36 - 1.45            17.67%
---------------------------------------------
     1.46 - 1.50            10.17%
---------------------------------------------
     1.51 - 1.55             2.66%
---------------------------------------------
     1.56 - 1.60             3.30%
---------------------------------------------
     1.61 - 1.65             0.23%
---------------------------------------------
     1.66 - 1.70             8.00%
---------------------------------------------
     1.71 - 1.75             3.85%
---------------------------------------------
     1.76 - 1.80             3.21%
---------------------------------------------
     1.86 - 1.90             0.21%
---------------------------------------------
     1.91 - 2.05             1.40%
---------------------------------------------
     2.06 - 2.10             0.38%
---------------------------------------------
     2.11 - 2.20             0.17%
---------------------------------------------
     2.31 - 2.50            18.64%
---------------------------------------------
     2.51 - 3.00             2.78%
---------------------------------------------
     3.01 - 3.60             0.09%
---------------------------------------------
---------------------------------------------
           Total:          100.00%
---------------------------------------------
---------------------------------------------


----------
(1) Excludes CTL Loans


Minimum DSC(1):               1.20x
Maximum DSC(1):               3.59x
Weighted Average DSC(1):      1.66x



---------------------------------------------
---------------------------------------------
       LOAN TO VALUE  RATIOS (LTV)(1)
---------------------------------------------
    Cut-off Date          % of Initial
   LTV Ranges (x)         Pool Balance
---------------------------------------------
    15.01 - 20.00            0.09%
---------------------------------------------
    25.01 - 30.00            0.11%
---------------------------------------------
    35.01 - 40.00            0.17%
---------------------------------------------
    40.01 - 45.00            0.25%
---------------------------------------------
    45.01 - 50.00           18.52%
---------------------------------------------
    50.01 - 55.00            6.62%
---------------------------------------------
    55.01 - 60.00           11.35%
---------------------------------------------
    60.01 - 65.00            5.64%
---------------------------------------------
    65.01 - 70.00            9.50%
---------------------------------------------
    70.01 - 75.00           22.26%
---------------------------------------------
    75.01 - 80.00           25.42%
---------------------------------------------
    80.01 - 85.00            0.08%(2)
---------------------------------------------
---------------------------------------------
      Total:              100.00%
---------------------------------------------
---------------------------------------------


----------
(1) Excludes CTL Loans
(2) Section 42 multifamily property


Minimum LTV(1):                 17.97%
Maximum LTV(1)(2):              82.33%
Weighted Average LTV(1):        65.52%


                                  Page 14 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                 AGGREGATE POOL


           STATE DISTRIBUTION
----------------------------------------------
----------------------------------------------
       State           % of Initial
                       Pool Balance
----------------------------------------------
        Alabama           3.01%
----------------------------------------------
        Arizona           3.28%
----------------------------------------------
      California         19.66%
----------------------------------------------
       Colorado           1.02%
----------------------------------------------
      Connecticut         1.58%
----------------------------------------------
        Florida           8.24%
----------------------------------------------
        Georgia           2.92%
----------------------------------------------
       Illinois           9.38%
----------------------------------------------
        Indiana           3.65%
----------------------------------------------
        Kansas            0.24%
----------------------------------------------
       Kentucky           0.09%
----------------------------------------------
       Louisiana          0.13%
----------------------------------------------
     Massachusetts        0.55%
----------------------------------------------
       Maryland           0.92%
----------------------------------------------
       Michigan           1.58%
----------------------------------------------
       Minnesota          0.69%
----------------------------------------------
       Missouri           0.49%
----------------------------------------------
      Mississippi         0.13%
----------------------------------------------
    North Carolina        2.60%
----------------------------------------------
----------------------------------------------




           STATE DISTRIBUTION
----------------------------------------------
----------------------------------------------
       State           % of Initial
                       Pool Balance
----------------------------------------------
     North Dakota          0.12%
----------------------------------------------
      New Jersey           0.68%
----------------------------------------------
        Nevada             1.29%
----------------------------------------------
       New York            10.44%
----------------------------------------------
         Ohio              1.10%
----------------------------------------------
       Oklahoma            0.91%
----------------------------------------------
        Oregon             0.46%
----------------------------------------------
     Pennsylvania          3.65%
----------------------------------------------
     Puerto Rico           0.27%
----------------------------------------------
     Rhode Island          0.27%
----------------------------------------------
    South Carolina         0.30%
----------------------------------------------
      Tennessee            2.48%
----------------------------------------------
        Texas              11.46%
----------------------------------------------
       Virginia            3.33%
----------------------------------------------
      Washington           2.31%
----------------------------------------------
      Wisconsin            0.69%
----------------------------------------------
       Wyoming             0.07%
----------------------------------------------
----------------------------------------------
        Total:           100.00%
----------------------------------------------
----------------------------------------------



               ------------------------------------------------
               ------------------------------------------------
                       Loan Type           % of Initial
                                           Pool Balance
               ------------------------------------------------
                        Balloon              62.84%
               ------------------------------------------------
                    Fully Amortizing          2.25%
               ------------------------------------------------
                       ARD Loan              34.91%
               ------------------------------------------------
                        Total:               100.0%
               ------------------------------------------------
               ------------------------------------------------



                                  Page 15 of 15
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).